                                                                   EXHIBIT 10.28


                                MIDWAY GAMES INC.

                      2000 NON-QUALIFIED STOCK OPTION PLAN


                                    ARTICLE I

                               Purpose of the Plan

         The 2000 Non-Qualified Stock Option Plan (the "Plan") is intended to provide a method whereby "Employees," "Directors" and "Consultants and Advisers" of Midway Games Inc. (the "Company") and its "Subsidiaries" (as such quoted terms are hereinafter defined) may be encouraged to acquire a proprietary interest in the Company and whereby such individuals may realize benefits from an increase in the value of the shares of Common Stock, $.01 par value per share ("Common Stock"), of the Company; to provide such Employees, Directors and Consultants and Advisers with greater incentive and to encourage their continued provision of services to the Company; and, generally, to promote the interests of the Company and all of its stockholders. Under the Plan, from time to time on or before June 25, 2010, options to purchase shares of Common Stock and related Stock Appreciation Rights may be granted to such persons as may be selected in the manner hereinafter provided on the terms and subject to the conditions hereinafter set forth. Capitalized terms are defined in Article XV hereof.


                                   ARTICLE II

                           Administration of the Plan

         Section 1. Subject to the authority as described herein of the Board of Directors (the "Board") of the Company, the Plan shall be administered by the Stock Option Committee of the Board (the "Committee") which is composed of at least two members of the Board who are Non-Employee Directors. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. All determinations by the Committee shall be made by the affirmative vote of a majority of its members but any determination reduced to writing and signed by a majority of its members shall be fully enforceable and effective as if it had been made by a majority vote at a meeting duly called and held. Subject to any applicable provisions of the Plan, all determinations by the Committee or by the Board pursuant to the provisions of the Plan, and all related orders or resolutions of the Committee or the Board, shall be final, conclusive and binding on all Persons, including the Company and its stockholders, employees, directors and optionees.

         Section 2. All authority delegated to the Committee pursuant to the Plan may also be exercised by the Board. Subject to the foregoing, in the event of any conflict or inconsistency between determinations, orders, resolutions or other actions of the Committee and the Board, the actions of the Board shall control.

         Section 3. With respect to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

                                   ARTICLE III

                            Stock Subject to the Plan

         Section 1. The shares to be issued or delivered upon exercise of options or rights granted under the Plan shall be made available, at the discretion of the Board, either from the authorized but unissued shares of Common Stock of the Company or from shares of Common Stock reacquired by the Company, including shares purchased by the Company in the open market or otherwise obtained.

         Section 2. Subject to the provisions of Article X hereof, the aggregate number of shares of Common Stock which may be purchased pursuant to options granted at any time under the Plan shall not exceed 1,000,000. Such number shall be reduced by the aggregate number of shares covered by options in respect of which Stock Appreciation Rights are exercised.

         Section 3. Shares subject to any options which are canceled, lapse or are otherwise terminated shall be immediately available for reissuance under the Plan.

         Section 4. This Plan is intended to be a "broadly-based" plan, as defined in Paragraph 312.04(h) of the New York Stock Exchange Listed Company Manual. Therefore, during the first three years after the date the Plan is adopted, at least a majority of the shares of Common Stock underlying options granted under the Plan shall be granted to employees who are not officers or directors of the Company.


                                   ARTICLE IV

                        Purchase Price of Optioned Shares

         Unless the Committee shall fix a greater or lesser purchase price, the purchase price per share of Common Stock under each option granted to Employees, Directors, Consultants and Advisers shall be one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of the Common Stock at the time such option is granted.


                                    ARTICLE V

                            Eligibility of Recipients

         Options will be granted only to Employees, Directors, Consultants or Advisers of the Company or a Subsidiary.


                                   ARTICLE VI

                              Duration of the Plan

         Unless previously terminated by the Committee or the Board, the Plan will terminate on June 25, 2010. Such termination will not terminate any option or Stock Appreciation Right then outstanding.

                                   ARTICLE VII

                         Grant of Options to Employees,
                       Directors, Consultants and Advisers

         Section 1. Each option granted under the Plan shall constitute a Non-Qualified Stock Option.

         Section 2. The Committee shall from time to time determine the Employees, Directors, Consultants and Advisers to be granted options, it being understood that options may be granted at different times to the same person. In addition, the Committee shall determine subject to the terms of the Plan (a) the number of shares subject to each option, (b) the time or times when the options will be granted, (c) whether Stock Appreciation Rights will be granted in connection with the grant of options, (d) the purchase price of the shares subject to each option, (e) the time or times when each option and any related Stock Appreciation Rights may be exercised and (f) any other matters which the Committee shall deem appropriate.

         Section 3. All instruments evidencing options granted to Employees, Directors, Consultants and Advisers under the Plan shall be in such form as the Committee shall from time to time determine, which form shall be consistent with the Plan and any applicable determinations, orders, resolutions or other actions of the Committee or the Board.

         Section 4. The Committee, in its sole discretion, on the granting of an option to an Employee, Director, Consultant or Adviser under the Plan may also grant Stock Appreciation Rights relating to any number of shares but, except as hereinafter provided, not more than fifty percent (50%) of the number of shares covered by such option shall include Stock Appreciation Rights. Such options shall be subject to such terms and conditions, not inconsistent with the Plan, that the Committee shall impose, including the following:

                  (i) Stock Appreciation Rights may be granted only in writing and only attached to an underlying option at the time of the grant of the option;

                  (ii) Stock Appreciation Rights may be exercised only at the time when the option to which it is attached is exercisable;

                  (iii) Stock Appreciation Rights shall entitle the optionee (or any person entitled to act under the provisions of the Plan) to surrender unexercised all or part of the then exercisable portion of the option to which the Stock Appreciation Rights are attached to the Company and to receive from the Company in exchange therefor a payment in cash equal to the excess, if any, of the then value of one share covered by such portion over the option price per share specified in such option (which excess is herein called the "Appreciated Value"), multiplied by the number of shares covered by the portion of the option so surrendered. For purposes of computation of the Appreciated Value, the value of one share shall be deemed to be the average Fair Market Value of such share during the four-week period immediately preceding the date of notice of exercise of the Stock Appreciation Rights;

                  (iv) if Stock Appreciation Rights attached to an option are exercised, such option shall be deemed to have been canceled to the extent of the number of shares surrendered on exercise of the Stock Appreciation Rights and no further options may be granted covering such shares; and

                  (v) if an option to which Stock Appreciation Rights are attached is exercised, such Stock Appreciation Rights shall be canceled to the extent necessary to cause the number of shares to which such Stock Appreciation Rights relate not to exceed the number of remaining shares subject to such option.


                                  ARTICLE VIII

                           Transferability of Options

         An option may be transferable by the optionee to the extent permitted by the Committee as specified in the instrument evidencing the option as the same may be amended from time to time. Except to the extent permitted by such instrument, no option shall be transferable except by will or by the laws of descent and distribution.


                                   ARTICLE IX

                               Exercise of Options

         Section 1. Subject to Article XII hereof, each option (and any related Stock Appreciation Rights) granted under the Plan shall terminate on the date specified by the Committee which date shall be not later than the expiration of ten years from the date on which it was granted.

         Section 2. A person electing to exercise an option or Stock Appreciation Rights then exercisable shall give written notice to the Company of such election and, if electing to exercise an option, of the number of shares of Common Stock such person has elected to purchase. A person exercising an option shall at the time of purchase tender the full purchase price of such shares, which tender, except as provided in Section 3 of this Article IX, shall be made in cash or cash equivalent (which may be such person's personal check) or, to the extent permitted by applicable law, in shares of Common Stock already owned by such person (which shares shall be valued for such purpose on the basis of their Fair Market Value on the date of exercise), or in any combination thereof; provided, however, that payment in shares of common stock already owned shall not be permitted unless the chief financial officer of the Company determines that such payment will not require the Company to recognize a compensation expense under applicable accounting rules. In the event of payment in shares of Common Stock already owned, such shares shall be appropriately endorsed for transfer to the Company. The Company shall have no obligation to deliver shares of Common Stock pursuant to the exercise of any option, in whole or in part, until such payment in full of the purchase price therefor is received by the Company.

         Section 3. In order to assist an optionee in the exercise of an option granted under the Plan, the Committee or Board may, in its discretion, authorize, either at the time of the grant of the option or thereafter (a) the extension of a loan to the optionee by the Company, (b) the payment by the optionee of the purchase price of the Common Stock in installments, (c) the guarantee by the Company of a loan obtained by the optionee from a third party or (d) make such other reasonable arrangements to facilitate the exercise of options as are in accordance with applicable law. The Committee or Board shall authorize the terms of any such loan, installment payment arrangement or guarantee, including the interest rate and terms of repayment thereof, and shall cause the instrument evidencing any such option to be amended, if required, to provide for any such extension of credit. Loans, installment payment arrangements and guarantees may be authorized without security, and the maximum amount of any such loan or guarantee shall be the purchase price of the Common Stock being acquired, plus related interest payments.

         Section 4. Each option shall be subject to the requirement that if at any time the Board shall in its discretion determine that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the granting of such option or the issuance or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to the Board. Unless at the time of exercise of an option and the issuance of Common Stock so purchased, there shall be in effect as to such Common Stock a registration statement under the Act, the optionee shall deliver a certification (a) acknowledging that such shares of Common Stock may be "restricted securities" as defined in Rule 144 promulgated under the Act; and (b) containing such optionee's agreement that such Common Stock may not be sold or otherwise disposed of except in compliance with applicable provisions of the Act. In the event that the Common Stock is then listed on a national securities exchange, the Company shall use its best efforts to cause the listing of the shares of Common Stock subject to options upon such exchange.

         Section 5. The Company may establish appropriate procedures to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the exercise of options or any other matters under the Plan, and to ensure that the Company receives prompt advice concerning the occurrence of any event which may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or which may make available to the Company any tax deduction resulting from the occurrence of such event.


                                    ARTICLE X

                                   Adjustments

         Section 1. New option rights may be substituted for the options granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed by a corporation other than the Company, or by a parent or subsidiary of the Company or such corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or other similar corporate transaction in which the Company is involved. Notwithstanding the foregoing or the provisions of this Article X, in the event such corporation, or parent or subsidiary of the Company or such corporation, does not substitute new option rights for, and substantially equivalent to, the options granted hereunder, or assume the options granted hereunder, the options granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be a surviving entity or (iii) upon a transfer of substantially all of the assets of the Company or more than 80% of the outstanding Common Stock in a single transaction; provided, however, that each optionee shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, separation, reorganization or other similar corporate transaction, to exercise any unexpired option granted hereunder whether or not then exercisable.

         Section 2. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other corporate transaction or event affects the shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then, the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which options may be granted and any limitations set forth in the Plan, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding options and (iii) the grant or exercise or target price with respect to any option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option including, if necessary, the termination of such an option. Without limiting the generality of the foregoing, any such adjustment shall be deemed to have prevented any dilution and enlargement of an optionee's rights if such optionee receives in any such adjustment rights which are substantially similar (after taking into account the fact that the optionee has not paid the applicable exercise price) to the rights the optionee would have received had he exercised his outstanding options and become a stockholder of the Company immediately prior to the event giving rise to such adjustment.

         Section 3. Adjustments and elections under this Article X shall be made by the Committee whose determination as to what adjustments, if any, shall be made and the extent thereof shall be final, binding and conclusive. Adjustments required under this Article X shall also be deemed to increase by a like number the aggregate number of shares authorized for purchase pursuant to options granted under the Plan as set forth in Section 2 of Article III hereof.


                                   ARTICLE XI

                          Privileges of Stock Ownership

         No optionee, or legal representative, legatee, distributee or transferee of such optionee, shall be entitled to any rights or privileges of a stockholder of the Company in respect of any shares of Common Stock covered by an option until such shares have been paid for in full and issued and delivered by the Company.


                                   ARTICLE XII

                      Termination of Service or Employment

         Section 1. In the event that an optionee shall cease his or her relationship with the Company or a Subsidiary by voluntarily terminating such relationship without the written consent of the Company, or if the Company or a Subsidiary shall terminate for cause such relationship, unless otherwise provided in the instrument evidencing such option, the option and any associated Stock Appreciation Rights held by such optionee shall terminate forthwith.

         Section 2. If an optionee shall voluntarily terminate his or her relationship with the Company or a Subsidiary with the written consent of the Company, which written consent expressly sets forth a statement to the effect that options which are exercisable on the date of such termination shall remain exercisable, or if the optionee's relationship with the Company or a Subsidiary shall have terminated by the Company or a Subsidiary for reasons other than cause, unless otherwise provided in the instrument evidencing such option, such optionee may exercise his or her option to the extent exercisable at the time of such termination, at any time prior to the expiration of three months after such termination or the date of expiration of the option as fixed at the time of grant, whichever shall first occur. Options granted under the Plan to Employees shall not be affected by any change in the position of employment so long as the holder thereof continues to be an Employee, Director, Consultant or Adviser.

         Section 3. The Committee or Board may also cancel, suspend, withhold or otherwise limit or restrict any unexpired option and any Stock Appreciation Right held by an optionee at any time if the optionee (i) is not in compliance with all applicable provisions of the instrument evidencing the option or Stock Appreciation Right; or (ii) engages in any activity in competition with any activity of the Company or any Subsidiary, or inimical, contrary or harmful to the interests of the Company and its Subsidiaries, including, but not limited to: (A) conduct related to the optionee's employment for which either criminal or civil penalties against the optionee may be sought, (B) violation of any policies of the Company, including, without limitation, the Company's insider trading policy or anti-harassment policies, (C) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any Subsidiary, including employing or recruiting any present, former or future employee of the Company or any Subsidiary, (D) disclosing or misusing any confidential information or material concerning the Company or any Subsidiary or
(E) participating in a hostile takeover attempt against the Company.

         Section 4. Should an optionee die during the existence of the optionee's relationship with the Company or after the cessation of the optionee's relationship with the Company, unless otherwise provided in the instrument evidencing such option, all of the optionee's options shall be terminated, except that any option (and any related Stock Appreciation Rights), to the extent exercisable by the optionee at the time of such death, may be exercised within one year after the date of such death but not later than the expiration of the option solely in accordance with all of the terms and conditions of the Plan by the optionee's personal representatives or by the person or persons to whom the optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.


                                  ARTICLE XIII

                             Amendments to the Plan

         The Board may at any time terminate or from time to time amend, modify or suspend the Plan. The amendment or termination of the Plan shall not, without the written consent of an optionee, adversely affect any rights or obligations under any option theretofore granted to such optionee under the Plan.


                                   ARTICLE XIV

                           Effective Date of the Plan

         The Plan shall be effective on June 26, 2000.

                                   ARTICLE XV

                                   Definitions

         For the purposes of this Plan, the following terms shall have the meanings indicated:

         Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         Code: The Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

         Committee:  Such term is defined in Article II, Section 1 hereof.

         Common Stock:  Such term is defined in Article I hereof.

         Consultants and Advisers: Such term includes any third party retained or engaged by the Company or any Subsidiary to provide services to the Company or such Subsidiary, including any employee of such third party providing such services.

         Director:  Such term includes any director of the Company.

         Employee: Such term includes any officer as well as any full-time salaried executive, managerial, professional, administrative or other employee of the Company or a Subsidiary. Such term also includes an employee on approved leave of absence provided such employee's right to continue employment with the Company or a Subsidiary upon expiration of such employee's leave of absence is guaranteed either by statute or by contract with or by a policy of the Company or a Subsidiary and any consultant, independent contractor, professional advisor or other person who is paid by the Company or a Subsidiary for rendering services or furnishing materials or goods to the Company or a Subsidiary.

         Fair Market Value: The fair market value as of any date shall be determined by the Committee or Board after giving consideration to the price of the Common Stock in the public market and shall be determined otherwise in a manner consistent with the provisions of the Code.

         1934 Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

         Non-Employee Director: Any director of the Company who is a Non-Employee Director as that term is defined in Rule 16b-3 promulgated under the 1934 Act, except as otherwise determined by the Board of Directors.

         Non-Qualified Stock Option: An option which does not qualify under
Section 422 of the Code.

         Person: Such term shall have the meaning ascribed to it under the 1934 Act.

         Plan: Such term is defined in Article I hereof and includes all amendments hereof.

         Stock Appreciation Rights: The rights granted by the Committee pursuant to Section 4 of Article VII hereof.

         Subsidiary: A "Subsidiary Corporation" of the Company as defined in
Section 424 of the Code.